EXHIBIT 99.2

                                 E.PIPHANY, INC.
                                 1999 STOCK PLAN
                           RESTRICTED STOCK AGREEMENT

          E.piphany, Inc. (the "Company") hereby grants you, [NAME OF EMPLOYEE] (the "Employee"), a Stock Purchase Right to purchase restricted Common Stock of the Company (the "Restricted Stock") under the Company's 1999 Stock Plan. The date of this Restricted Stock Agreement (the "Agreement") is October 20, 2004 (the "Grant Date"). Subject to the provisions of Appendix A (attached hereto), the principal features of this grant are as follows:

Total Number of Shares of Restricted Stock:  [NUMBER]

Purchase Price per Share:  $0.0001, par value

             SCHEDULED VESTING DATES:                  NUMBER OF SHARES:
---------------------------------------------------    -----------------
Grant Date                                             0

October 1, 2006 (the "Two-year Anniversary Date")*     [1/2 OF SHARES]

October 1, 2008 (the "Four-year Anniversary Date")*    [1/2 OF SHARES]

*Except as otherwise provided in Appendix A, Employee will not vest in the Restricted Stock unless he or she is employed by the Company or one of its Affiliates through the applicable vesting date.

          Your signature below indicates your agreement to purchase the Shares subject to this grant and your agreement and understanding that this grant is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and forfeiture of the Shares covered by this grant is contained in Paragraphs 3 through 6 of Appendix
A. PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AGREEMENT.

E.PIPHANY, INC.                                    EMPLOYEE

By:_______________________                         -----------------------------
                                                   [NAME]
Title:____________________

Date:_____________________                         Date:  ______________, 2004

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                                   APPENDIX A

               TERMS AND CONDITIONS OF RESTRICTED STOCK AGREEMENT

          1. Grant. The Company hereby grants to the Employee an award of [NUMBER] Shares of Restricted Stock at a purchase price $0.0001 (par value) per share, commencing on the Grant Date, subject to all of the terms and conditions in this Agreement and the Plan. By accepting this grant of Restricted Stock, the par value purchase price for each Share of Restricted Stock will be deemed paid by the Employee by past services rendered by the Employee.

          2. Shares Held in Escrow. Unless and until the Shares of Restricted Stock shall have vested in the manner set forth in Paragraph 3, such Shares shall be issued in the name of the Employee and held by the Secretary of the Company (or its designee) as escrow agent (the "Escrow Agent"), and shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated. The Company may determine to issue the Shares in book entry form and/or may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such Shares shall not be delivered by the Escrow Agent to the Employee unless and until the Shares have vested and all other terms and conditions in this Agreement have been satisfied.

          3. Vesting Schedule/Period of Restriction. Subject to Paragraphs 4 and 5 of this Agreement and Section 14 of the Plan, the Shares of Restricted Stock awarded by this Agreement shall vest in accordance with the vesting provisions set forth on the first page of this Agreement. Shares of Restricted Stock shall not vest in the Employee in accordance with any of the provisions of this Agreement unless the Employee shall have been continuously employed by the Company or by one of its Affiliates from the Grant Date until the date otherwise is scheduled to occur. For purposes of this Agreement, "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          4. Administrator Discretion and Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock at any time, subject to the terms of the Plan. If so accelerated, such Shares will be considered as having vested as of the date specified by the Administrator.

          5. Change of Control. In the event of a Change of Control, as defined in the Change of Control Severance Agreement between the Employee and the Company, the Employee shall immediately be vested in 100% of the Shares of Restricted Stock.

          6. Forfeiture. Notwithstanding any contrary provision of this Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of the Employee's Termination of Service will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Employee shall not be entitled to a refund of the price paid for the Shares returned to the Company pursuant to this paragraph 5. The Employee hereby appoints the Escrow Agent with full power of substitution, as the Employee's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Employee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such Termination of Service. For purposes of this Agreement, "Termination of Service" means a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

          7. Death of Employee. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee's estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

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          8.        Withholding of Taxes. The Company (or the employing
Affiliate) will withhold a portion of the Shares of Restricted Stock that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to withheld by the Company or the employing Affiliate with respect to the Shares, unless the Employee makes alternate arrangements satisfactory to the Administrator for such withholdings in advance of the arising of any withholding obligations. Notwithstanding any contrary provision of this Agreement, no Restricted Stock will be granted unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Employee with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such Shares.

          9. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or the Escrow Agent. After such issuance, recordation and delivery, the Employee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

          10. No Effect on Employment. Subject to any employment contract with the Employee, the terms of such employment will be determined from time to time by the Company, or the Affiliate employing the Employee, as the case may be, and the Company, or the Affiliate employing the Employee, as the case may be, will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause. The transactions contemplated hereunder and the vesting schedule set forth on the first page of this Agreement do not constitute an express or implied promise of continued employment for any period of time. A leave of absence or an interruption in service (including an interruption during military service) authorized or acknowledged by the Company or the Affiliate employing the Employee, as the case may be, shall not be deemed a Termination of Service for the purposes of this Agreement.

          11. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its General Counsel, at E.piphany, Inc., 475 Concar Drive, San Mateo, CA 94402, or at such other address as the Company may hereafter designate in writing.

          12. Changes in Shares. In the event that as a result of a stock dividend, stock split, reclassification, recapitalization, combination of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Shares will be increased, reduced or otherwise changed, and by virtue of any such change the Employee will in his or her capacity as owner of unvested Shares of Restricted Stock which have been awarded to him or her (the "Prior Shares") be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to this Agreement and the Plan. If the Employee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan and this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

          13. Grant is Not Transferable. Except to the limited extent provided in paragraph 7 above, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

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          14.       Binding Agreement. Subject to the limitation on the
transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

          15. Additional Conditions to Issuance of Certificates for Shares and Release from Escrow. The Company shall not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to paragraph 2 prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

          16. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

          17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon the Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

          18. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

          19. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

          20. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

          21. Amendment, Suspension or Termination of the Plan. By accepting this award, the Employee expressly warrants that he or she has received a Stock Purchase Right under the Plan, and has received, read and understood a description of the Plan. The Employee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

          22. Notice of Governing Law. This option shall be governed by, and construed in accordance with, the laws of the State of California without regard to principles of conflict of laws.

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